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                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 20, 1998 and June 8, 1998, with respect to the consolidated financial statements of Information Ventures LLC, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-56665) and related Prospectus of Information Holdings Inc. for the registration of its Common Stock.


                                                           /s/ Ernst & Young LLP

New York, New York
August 4, 1998